Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated October 8, 1997, included in this Form 10-K, into the Company's previously filed Registration Statement file No. 33-18723.


                                            ARTHUR ANDERSEN LLP




Minneapolis, Minnesota,
   October 10, 1997